UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 12, 2008

KERRISDALE MINING CORPORATION

(Exact name of registrant as specified in Charter)

Nevada	333-147698	98-0557582
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

750 West Pender Street, Suite 804 Vancouver, British Columbia, Canada V6C 2T7
(Address of Principal Executive Offices)

(604) 682-2928
 (Issuer Telephone Number)

N/A

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(b)           Departure of Director and Principal Officers

Effective August 12, 2008, Mr. John Yinglong He resigned from his positions as Chief Financial Officer (Principal Financial Officer), Principal Accounting Officer, Treasurer, and Secretary of Kerrisdale Mining Corporation (the “Company”).

Also effective August 12, 2008, Mr. John Yinglong He resigned as a member of the Company’s Board of Directors.  Mr. He's decision to resign was not a result of a disagreement with the Company regarding its operations, policies, practices or otherwise.

(c)           Appointment of New Director and Principal Officers

Effective August 12, 2008, the Company’s Board of Directors filled the principal officer vacancies created by Mr. He’s resignations by appointing Mr. Huoqi Chen (“Mr. Chen”) as the Company’s new Chief Financial Officer, Principal Accounting Officer, Treasurer and Secretary.

Also effective August 12, 2008, the Company’s Board of Directors appointed Mr. Chen as a member of the Company’s Board of Directors.  There are no arrangements or understandings between Mr. Chen or any other person(s) pursuant to which he was selected as an officer or director, and the Company has not entered into, nor has any currently proposed plans to enter into, any transactions in which Mr. Chen, or any of his immediate family members, has or will have a direct or indirect material interest.  In addition, there are no family relationships between Mr. Chen and any other director or executive officer of the Company.  The Company has not entered into an employment agreement with Mr. Chen.

Mr. Huoqi Chen, 60, is currently the president of Beijing Green Source Technology Corp (“Beijing Green Source”) and Beijing CNC Technology Corp (“CNC”).  Beijing Green Source is a wastewater treatment company.  CNC Technology develops composite reverse osmosis membrane technologies for application in the wastewater treatment industries.  Mr. Chen has acted as president for these two companies since 1995.  From May 1992 to August 1995, Mr. Chen served as president of Beijing Yuanquan New Technology Corp.  Mr. Chen received his degree in Industrial Enterprise Management from the Beijing Institute of Economics in 1982.  Mr. Chen also received his degree in Industrial Economy Management from the China Academy of Social Sciences in 1985.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Kerrisdale Mining Corporation (Registrant)

Date: August 14, 2008	By:	/s/ John S. Morita
John S. Morita
Chief Executive Officer